Provision for Income Tax	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Provision for Income Tax [Abstract]
Provision for Income Tax

NOTE 17 — Provision for Income Tax

Archaea Energy Inc. is organized as a Subchapter C corporation and, as of June 30, 2022, is a 67.4% owner of LFG Acquisition Holdings LLC. LFG Acquisition Holdings LLC is organized as a limited liability company and treated as a partnership for U.S. federal and most applicable state and local income tax purposes and, as such, is generally not subject to any U.S. federal and state entity-level income taxes with the exception of two subsidiary Subchapter C corporations and certain limited state jurisdictions.

The Company recognized federal and state income tax expense of $0.1 million for both the three and six months ended June 30, 2022. The Company did not record a tax provision for the three and six months ended June 30, 2021 primarily due to Archaea Energy LLC’s status as a pass-through entity for U.S. federal income tax purposes.

The effective tax rates were 0% and (23.6)% for the three and six months ended June 30, 2022, respectively, and 0% for both the three and six months ended June 30, 2021. The difference between the Company’s effective tax rate for the three and six months ended June 30, 2022, and the U.S. statutory tax rate of 21% was primarily due to a full valuation allowance recorded on the Company’s net U.S. and state deferred tax assets, income (loss) from pass-through entities not attributable to Class A Common Stock, and state and local taxes. The Company evaluates the realizability of the deferred tax assets on a quarterly basis and establishes a valuation allowance when it is more likely than not that all or a portion of a deferred tax asset may not be realized.

As of June 30, 2022, the Company determined it is not more likely than not the Company’s net deferred tax assets will be realized due to significant negative evidence such as cumulative losses and continues to maintain a full valuation allowance. There are no unrecognized tax benefits recorded as of June 30, 2022 and December 31, 2021.

Archaea is analyzing the relevant sections of the recently passed Inflation Reduction Act to determine what, if any, impact it may have on the 2022 financial statements. The Company does not anticipate a material impact on year-to-date activity as of June 30, 2022.

NOTE 20 — Provision for Income Tax

The components of income tax expense for the years ended December 31, 2021 and 2020 consisted of the following:

(in thousands)	2021	2020
Current
Federal	$—	$—
State	—	—
Deferred
Federal	—	—
State	—	—
Income tax expense	$—	$—

The Company recognized federal and state income tax expense of $0 million and $0 million during the years ended December 31, 2021 and 2020, respectively. The Company did not record a tax provision for the year ended December 31, 2020 primarily due to Archaea Energy LLC’s status as a pass-through entity for U.S. federal income tax purposes.

A reconciliation of income tax expense from operations to the federal statutory rate for the years ended December 31, 2021 and 2020 is as follows:

(in thousands)	2021	2020
Income (loss) before income taxes (all domestic)	$(30,921)	$(2,236)
U.S. federal statutory tax rate	21%	21%
Income taxes computed at federal statutory rate	$(6,493)	$(470)
State and local taxes	(183)	4
Income taxes computed at the federal statutory rate on net income (loss) from pass-through entities not attributable to Class A Common Stock	4,657	648
Change in valuation allowance	1,832	(80)
PPP loan forgiveness – nontaxable	—	(102)
Other	187	—
Income tax expense	$—	$—

The effective tax rates were 0% for the year ended December 31, 2021, and 0% for the year ended December 31, 2020. The difference between the Company’s effective tax rate for the year ended December 31, 2021, and the U.S. statutory tax rate of 21% was primarily due to a full valuation allowance recorded on the Company’s net U.S. and State deferred tax assets, income (loss) from pass-through entities not attributable to Class A Common Stock, and state and local taxes.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and operating loss and tax credit carryforwards. Significant items comprising the net deferred tax assets at December 31, 2021 and 2020 were:

(in thousands)	2021	2020
Deferred tax assets
Net operating loss carryforwards	$3,430	$194
Investment in partnership (“Outside Basis Deferred Tax Asset”)(1)	51,799	—
Other	110	46
	55,339	240
Valuation allowance	(55,224)	(109)
Deferred tax assets, net of valuation allowance	115	131
Deferred tax liabilities
Depreciation	—	47
Intangible assets	115	84
	115	131
Net deferred tax asset	$—	$—

____________

(1)      This amount is the deferred tax asset the Company recognizes for its book to tax basis difference in its investment in Opco.

At December 31, 2021, Archaea Energy Inc. and certain subsidiaries had federal and state net operating loss carryforwards of approximately $15.1 million and $7.2 million, respectively, which will be able to offset future taxable income. The U.S. federal losses will be carried forward indefinitely. State net operating losses have carryover periods ranging from 10 years to unlimited periods.

As of December 31, 2021, the Company determined it is not more likely than not the Company’s net deferred tax assets will be realized due to significant negative evidence such as cumulative losses and continues to maintain a full valuation allowance. The valuation allowance for the Company increased by $55.1 million in the year ended December 31, 2021, compared to a decrease of $0.1 million in the year ended December 31, 2020. The increase is related to the valuation allowance applied to deferred tax assets resulting from the Business Combinations, deferred tax assets relating to the acquisition of additional interests in Opco during the fourth quarter, and additional operating losses incurred during 2021. The Company and its subsidiaries file U.S. federal income tax returns and tax returns in various states. The Company is not under any material audits in any jurisdiction.

There are no uncertain tax benefits recorded as of December 31, 2021 and 2020.

On March 27, 2020, the CARES Act was signed into law. The CARES Act includes provisions relating to refundable payroll tax credits, deferment of the employer portion of certain payroll taxes, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations and technical corrections to tax depreciation methods for qualified improvement property. The Company analyzed the provisions of the CARES Act and determined there was no significant impact to its income tax for the year ended December 31, 2021. Future regulatory guidance under the CARES Act or additional legislation enacted by Congress could impact our tax provision in future periods.

Additionally, the CARES Act is an economic emergency aid package to help mitigate the impact of the COVID-19 pandemic. The Company implemented certain provisions of the CARES Act, specifically securing loans under the Paycheck Protection Program. All amounts outstanding under such loans have been forgiven as of December 31, 2021.